                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 16, 1997 included in Firearms Training Systems, Inc. Form 10-K and all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP


Atlanta, Georgia
July 8, 1997